EXHIBIT 24

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                               /s/  JOHN J. BYRNE
                                               ---------------------------------
                                                          John J. Byrne

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director and the President and Chief Executive Officer of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger
K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director and as President and Chief Executive Officer (Principal Executive Officer) of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director and the President and Chief Executive Officer of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                             /s/  ROBERT P. COCHRAN
                                             -----------------------------------
                                                        Robert P. Cochran

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                            /s/  MICHAEL DJORDJEVICH
                                             -----------------------------------
                                                       Michael Djordjevich

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                              /s/  ROBERT N. DOWNEY
                                             -----------------------------------
                                                         Robert N. Downey

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                              /s/  ANTHONY M. FRANK
                                             -----------------------------------
                                                         Anthony M. Frank

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                              /s/  TOSHIKI KANEDA
                                             -----------------------------------
                                                         Toshiki Kaneda

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                              /s/  K. THOMAS KEMP
                                             -----------------------------------
                                                         K. Thomas Kemp

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                             /s/  DAVID O. MAXWELL
                                             -----------------------------------
                                                        David O. Maxwell

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                             /s/  JAMES M. OSTERHOFF
                                             -----------------------------------
                                                        James M. Osterhoff

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                             /s/  JAMES H. OZANNE
                                             -----------------------------------
                                                        James H. Ozanne

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                             /s/  STAATS PELLETT, JR.
                                             -----------------------------------
                                                        Staats Pellett, Jr.

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                              /s/  RICHARD A. POST
                                             -----------------------------------
                                                         Richard A. Post

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director and the Chief Operating Officer of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director and the Chief Operating Officer of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director and the Chief Operating Officer of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                              /s/  ROGER K. TAYLOR
                                             -----------------------------------
                                                         Roger K. Taylor

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                             /s/  ALLAN L. WATERS
                                             -----------------------------------
                                                        Allan L. Waters

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                              /s/  HOWARD ZELIKOW
                                             -----------------------------------
                                                         Howard Zelikow

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Managing Director and the Chief Financial Officer of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger
K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Managing Director and Chief Financial Officer (Principal Financial Officer) of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Managing Director and the Chief Financial Officer of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                             /s/  JOHN A. HARRISON
                                             -----------------------------------
                                                        John A. Harrison

                         Annual Reports on Form 10-K of
                   Financial Security Assurance Holdings Ltd.

                                POWER-OF-ATTORNEY

The undersigned, as a Managing Director and the Controller of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Managing Director and Controller (Principal Accounting Officer) of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Managing Director and the Controller of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated:   March 7, 1997                             /s/  JEFFREY S. JOSEPH
                                             -----------------------------------
                                                        Jeffrey S. Joseph